EXECUTION VERSION

FIRST AMENDMENT TO THE CREDIT AGREEMENT

FIRST AMENDMENT, dated as of December 19, 2011 (this “Amendment”), to the Credit Agreement, dated as of October 26, 2011 (the “Credit Agreement”), among LIN TELEVISION CORPORATION, a Delaware corporation, the several Lenders from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as an issuing lender and as swingline lender, DEUTSCHE BANK SECURITIES INC. and WELLS FARGO BANK, N.A., as co-syndication agents, SUNTRUST BANK, BANK OF AMERICA, N.A. and U.S. BANK, N.A., as co-documentation agents, and J.P. MORGAN SECURITIES LLC, DEUTSCHE BANK SECURITIES INC., WELLS FARGO SECURITIES, LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, SUNTRUST ROBINSON HUMPHREY, INC. and U.S. BANK, N.A., as co-lead arrangers and joint bookrunners.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement and the rules of interpretation set forth therein shall apply to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement, as more fully described herein; and

WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to Section 1.1. Section 1.1 is hereby amended by deleting the definitions of “Consolidated Senior Secured Debt” and “Consolidated Total Debt” in their respective entireties and inserting in lieu thereof the following:

“Consolidated Senior Secured Debt”: at any date, Consolidated Total Debt secured by a Lien on any of the assets of the Borrower or any of its Subsidiaries at such date.

“Consolidated Total Debt”:  at any date, the aggregate principal amount of all Indebtedness for borrowed money of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP, net of (a) unrestricted cash and Cash Equivalents reflected on a consolidated balance sheet of the Borrower as of such date not to exceed $35,000,000 and (b) for purposes of calculating the Consolidated Leverage Ratio only, to the extent that any 2013 Notes are reflected on such consolidated balance sheet as Indebtedness for borrowed money of the Borrower and its Subsidiaries, any cash payment theretofore made by the Borrower to The Bank of New York Trust Company, N.A., as Trustee for the 2013 Notes, to discharge the principal of such reflected 2013 Notes pursuant to Section 9.01 of the indentures governing the 2013 Notes.

2. Effective Date.  This Amendment shall become effective on the date on which the Administrative Agent duly executes a counterpart of this Amendment and notifies the Borrower that it has received counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

3. Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4. Representations and Warranties.  Each of the Parent and the Borrower hereby represents that as of the First Amendment Effective Date: (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date); and (ii) no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

5. Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

6. Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic (‘.pdf”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

7. Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8. Integration.  This Amendment and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LIN TELEVISION CORPORATION

By ____________________________________
Name: Title:

[LIN First Amendment – Signature Page]

JPMORGAN CHASE BANK, N.A., as Adminstrative Agent

By ____________________________________
Name: Title:

[LIN First Amendment – Signature Page]

JPMORGAN CHASE BANK, N.A., as a Lender

By ____________________________________
Name: Title:

[LIN First Amendment – Signature Page]

___________________________ [Name of Lender]

By: ___________________________ Name: Title: FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE: By: ___________________________ Name: Title:

[LIN First Amendment – Signature Page]